SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                     OF EACH OF THE LISTED FUNDS/PORTFOLIOS:

                                 -----------------


      Cash Account Trust                     Tax-Exempt California Money
        Tax-Exempt Portfolio                    Market Fund

      DWS Advisor Funds
        NY Tax Free Money Fund
        Tax Free Money Fund Investment

The following information supplements disclosure under "Principal Investments" in the "Portfolio's/Fund's Main Investment Strategy" section of each fund's/portfolio's prospectuses:

o Municipal trust receipts ("MTRs"). MTRs are sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The portfolio/fund may invest up to 50% of its net assets in MTRs. An additional 10% of the portfolio's/fund's net assets may be invested in MTRs on a temporary basis at the Advisor's discretion to manage inflows into the portfolio/fund.





               Please Retain This Supplement for Future Reference








                                                                     [Logo]DWS
                                                                       SCUDDER
November 29, 2007                                          Deutsche Bank Group

Supplement to the currently effective Statements of Additional Information:
------------------------------------------------------------------------

Cash Account Trust:                Tax-Exempt California Money Market Fund
    Tax-Exempt Portfolio           Tax Free Money Fund Investment
NY Tax Free Money Fund

The following information supplements the disclosure under the heading "Investment Policies and Techniques" - "Investment Policies" or "General Investment Objective and Policies" section of each fund/portfolio's Statements of Additional Information:

Municipal Trust Receipts. The Fund may invest up to 50% of its net assets in municipal trust receipts ("MTRs"). An additional 10% of the Fund's net assets may also be invested in MTRs on a temporary basis at the Advisor's discretion to manage inflows into the Fund. MTRs are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Fund's investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. The Fund expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond(s), although it is possible that the Internal Revenue Service (the "IRS") will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

               Please Retain This Supplement for Future Reference







November 29, 2007